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                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

To the Board of Directors
ILive, Inc.

We hereby consent to incorporation by reference in the foregoing Registration Statement on Form S-8 of our report dated March 20, 2002, which appears in iLive, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.


                                        /s/ CACCIAMATTA ACCOUNTANCY CORPORATION
                                        ---------------------------------------
                                            Certified Public Accountants

Irvine, California
August 30, 2002